Financial Income (Expense), Net - Schedule of Financial Income (Expense), Net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Financial income:
Interest on deposits and investments	$ 11,196	$ 8,349
Foreign currency translation differences	1,672	245
Other	1,136	7
Financial expenses:
Remeasurement of liability instruments		(120,419)
Bank charges	(85)	(72)
Changes in exchange rates	(405)	(1,167)
Other	(80)	(21)
Total financial expenses, net	$ 13,434	$ (113,078)